UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2013

Chevron Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-00368	94-0890210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer No.)

6001 Bollinger Canyon Road, San Ramon, CA		94583
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (925) 842-1000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 24, 2013, Chevron Corporation (the “Corporation”) issued $750,000,000 in aggregate principal amount of 0.889% Notes Due 2016 (the “2016 Notes”), $2,000,000,000 in aggregate principal amount of 1.718% Notes Due 2018 (the “2018 Notes”), $1,000,000,000 in aggregate principal amount of 2.427% Notes Due 2020 (the “2020 Notes”) and $2,250,000,000 in aggregate principal amount of 3.191% Notes Due 2023 (the “2023 Notes” and, together with the 2016 Notes, the 2018 Notes, and the 2020 Notes, the “Notes”). The Notes were issued pursuant to an Indenture (the “Indenture”), dated as of June 15, 1995, as supplemented by the Fourth Supplemental Indenture dated as of June 24, 2013 (the “Fourth Supplemental Indenture”), each being between the Corporation and Wells Fargo Bank, National Association, as trustee (the “Trustee”).

On June 17, 2013, the Corporation entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Corporation agreed to issue and sell the Notes to the Underwriters. The provisions of the Underwriting Agreement are incorporated herein by reference.

The 2016 Notes will mature on June 24, 2016, the 2018 Notes will mature on June 24, 2018, the 2020 Notes will mature on June 24, 2020 and the 2023 Notes will mature on June 24, 2023. The Corporation will pay interest on the Notes semiannually on June 24 and December 24 of each year starting on December 24, 2013. The Corporation will have the right to redeem the Notes in whole or in part at any time prior to maturity at the redemption price described in the Final Prospectus Supplement filed with the Securities and Exchange Commission on June 18, 2013 (Registration No. 333-184777) (the “Final Prospectus Supplement”).

The Corporation has filed with the Securities and Exchange Commission a Prospectus dated November 6, 2012 (Registration No. 333-184777), a Preliminary Prospectus Supplement dated June 17, 2013, a Free Writing Prospectus dated June 17, 2013 and the Final Prospectus Supplement in connection with the public offering of the Notes.

The descriptions of the Underwriting Agreement and the Fourth Supplemental Indenture are qualified in their entirety by the terms of such agreements themselves. Please refer to such agreements, and the form of 2016 Notes, the form of 2018 Notes, the form of 2020 Notes and the form of 2023 Notes, each of which is incorporated herein by reference and attached to this report as Exhibits 1.1, 4.1, and 4.2, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number

1.1	Underwriting Agreement, dated June 17, 2013, among the Corporation and Barclays Capital Inc., Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, and Wells Fargo Securities, LLC, as the representatives of the several underwriters named therein.

4.1	Fourth Supplemental Indenture, dated as of June 24, 2013, between Chevron Corporation and Wells Fargo Bank, National Association, as trustee.

4.2	Forms of 0.889% Notes Due 2016, 1.718% Notes Due 2018, 2.427% Notes Due 2020 and 3.191% Notes Due 2023 (contained in Exhibit 4.1 hereto).

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (contained in their opinion filed as Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2013

CHEVRON CORPORATION

By	/s/ Christopher A. Butner
Assistant Secretary and Managing Counsel, Securities/Corporate Governance